FIRST AMENDMENT TO CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of September 26, 1997 is entered into among Storage Technology Corporation, a Delaware corporation (the "Company"), the "Banks" party to the Credit Agreement (collectively, the "Banks"), and Bank of America National Trust and Savings Association, as Issuing Bank, Swingline Bank and as Agent for the Banks.

                                   RECITALS
                                   --------

          A. The parties hereto have entered into a Credit Agreement dated as of April 9, 1997 (the "Credit Agreement"), pursuant to which the Banks agreed to make available to the Company a revolving credit facility and letter of credit subfacility.

          B. The Company has requested that the Agent and Banks modify the Credit Agreement as hereinafter provided, and the parties hereto are willing to so modify the Credit Agreement subject to the terms and conditions of this Amendment.


                                  AGREEMENTS
                                  ----------

          NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

          1. Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

          2.   Amendments.  The Credit Agreement is hereby amended as follows:

               a. Section 7.13(a) of the Credit Agreement is hereby deleted in its entirety and in its place is inserted the following:

               Maintenance of Consolidated Tangible Net Worth. Maintain as at the end of each fiscal quarter a Consolidated Tangible Net
         Worth of the Borrower and its Subsidiaries of not less than at any time the amount that is, (i)(A) $1,272,000,000, plus (B) 75% of Consolidated Net Income (excluding any Consolidated Net Loss) of the Borrower and its Subsidiaries earned in each fiscal quarter after such June 27, 1997 fiscal quarter, plus (C) 75% of the amount of all proceeds (net of costs and expenses) received pursuant to the issuance of any equity securities issued by the Borrower after such June 27, 1997 fiscal quarter (excluding proceeds of any issuance made for the purposes of fulfilling an employee stock purchase plan or compensatory option plan), plus (D) 100% of the face amount of any Subordinated Indebtedness that is converted into stock of the Borrower after such June 27, 1997 fiscal quarter, minus (E) up to $400,000,000 for the repurchase of Company stock.

               b.   Section 8.4 of the Credit Agreement is hereby amended to
(i) delete the "and" following the semicolon at the end of clause (g), (ii) delete the period at the end of clause (h) and insert in its place "; and", and (iii) insert the following new clause (i) at the end of Section 8.4:

               (i)  repurchase of shares of Company stock.

          3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

               a. No Default or Event of Default has occurred and is continuing.

               b. The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable.

               c. This Amendment and the Loan Documents, as amended by this Amendment, constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

               d. All representations and warranties of the Company contained in the Loan Documents are true and correct (except to the extent such representations or warranties reference another specific date in which case they shall have been true as of such other date).

               e. The Company is entering into this Amendment on the basis of its own investigations and for its own reasons, without reliance upon the Agent, the Banks or any other Person.

          4. Amendment Effective Date. This Amendment will become effective on September 26, 1997 (the "Amendment Effective Date"), provided, that, (a) the Agent has received from each of the Company and the Banks an executed counterpart of this Amendment, and (b) the Agent has received for the benefit of the Banks a fee relating to the execution and delivery of this Amendment equal to .05% of the combined Commitments of the Banks.

          5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar amendments or waivers under the same or similar circumstances in the future.

          6.   Miscellaneous.

               a. Except as herein expressly amended, all terms, covenants and provisions of the Loan Documents are and shall remain in full force and effect, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability. All references to Loan Documents shall refer to the Loan Documents as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Loan Documents.

               b. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

               c. This Amendment shall be governed by and construed in accordance with the law of the State of California; provided that the Agent and the Banks shall retain all rights arising under Federal law.

               d. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Amendment (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of the Company or any Bank will have the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

               e. This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior draft and communications with respect hereto or thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.1 of the Credit Agreement.

               f. If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Loan Documents.

               g. The Company covenants to pay or reimburse the Agent, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.




                                   STORAGE TECHNOLOGY CORPORATION,
                                   a Delaware corporation

                                   By: /s/  Mark D. McGregor
                                      -----------------------------------------
                                   Title:   Vice President and Treasurer
                                         --------------------------------------


                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as Agent

                                   By: /s/  Kevin McMahon
                                      -----------------------------------------
                                   Title:   Managing Director
                                         --------------------------------------


                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as a Bank, as Issuing Bank
                                   and as Swingline Bank

                                   By: /s/  Kevin McMahon
                                      -----------------------------------------
                                   Title:   Managing Director
                                         --------------------------------------


                                   BANK OF MONTREAL

                                   By: /s/  Beverly Blucher
                                      -----------------------------------------
                                   Title:   Senior Vice President
                                         --------------------------------------


                                   THE FIRST NATIONAL BANK OF CHICAGO

                                   By: /s/  James D. Benko
                                      -----------------------------------------
                                   Title:   Vice President
                                         --------------------------------------

                                   THE FIRST NATIONAL BANK OF BOSTON

                                   By: /s/  Jay L. Massimo
                                      -----------------------------------------
                                   Title:   Vice President
                                         --------------------------------------


                                   ROYAL BANK OF CANADA

                                   By: /s/  Stephen S. Hughes
                                      -----------------------------------------
                                   Title:   Senior Manager
                                         --------------------------------------


                                   THE SUMITOMO BANK, LIMITED

                                   By: /s/  Goro Hirai
                                      -----------------------------------------
                                   Title:   Joint General Manager
                                         --------------------------------------


                                   FLEET NATIONAL BANK

                                   By: /s/  Frank H. Benesh
                                      -----------------------------------------
                                   Title:   Vice President
                                         --------------------------------------